Income Taxes - Effective Income Tax Rate Reconciliation (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
Income Tax Disclosure [Abstract]
Tax benefit at federal statutory rate	$ (51,673)	$ (10,022)
Non-deductible compensation	4,431	449
State tax, net of federal benefit	(3,296)	(499)
Valuation allowance	25,631	9,666
Non-deductible interest	21,715	0
Non-taxable warrants	(5,016)	117
Uncertain tax position	8,449	0
Other	(241)	289
Total provision for income taxes	$ 0	$ 0